UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6180

Name of Fund: Merrill Lynch Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Utilities and Telecommunications
                                        Fund, Inc.

Semi-Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Utilities and Telecommunications Fund, Inc.

Industry Classification* as a Percentage of Equities as of May 31, 2004

A pie graph depicting Industry Classification* as a Percentage of Equities as of May 31, 2004.

Gas Utilities                                                               6.5%
Media                                                                       0.8%
Oil & Gas                                                                   3.7%
Wireless Telecommunication Services                                         6.2%
Multi-Utilities & Unregulated Power                                        14.5%
Electric Utilities                                                         40.4%
Diversified Telecommunication Services                                     27.0%
Metals & Mining                                                             0.9%

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Information as of May 31, 2004

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States ...........................................                70.6%
Spain ...................................................                 7.2
Germany .................................................                 6.2
United Kingdom ..........................................                 5.2
Canada ..................................................                 4.1
Italy ...................................................                 2.0
Mexico ..................................................                 1.9
France ..................................................                 0.8
Japan ...................................................                 0.6
Belgium .................................................                 0.6
Portugal ................................................                 0.5
Hong Kong ...............................................                 0.3

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Verizon Communications ..................................                3.7%
Dominion Resources, Inc. ................................                3.3
BellSouth Corporation ...................................                3.2
Iberdrola SA ............................................                3.0
TXU Corporation .........................................                2.9
Deutsche Telekom AG (Registered Shares) .................                2.8
SBC Communications Inc. .................................                2.8
Exelon Corporation ......................................                2.8
Constellation Energy Group ..............................                2.6
BCE Inc. ................................................                2.6


2   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

A Letter From the President

Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.79% for the six-month period and +18.33% for the 12-month period ended May 31, 2004.

Though equity markets enjoyed favorable returns overall, we did experience an overdue market correction toward the latter part of the period. This was largely in response to disappointing employment news (which has improved markedly since then), terrorist attacks in Madrid and instability in Iraq. Despite the more recent market skittishness, we continue to observe significant economic strength in the United States.

In fact, the U.S. economy has continued to benefit from 2003's considerable fiscal and monetary stimulus, which took the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. These developments have supported continued improvements in corporate earnings -- a positive for stock markets. By period-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%, based in part on better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004   3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      While the Fund underperformed the S&P Utility Index by a narrow margin for the period, its return was considerably higher than that of the broader market, as measured by the S&P 500 Index.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +8.52%, +8.33%, +8.17% and +8.66%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +6.79% and +9.07%, while its comparable Lipper category of Utility Funds returned +8.05%. Therefore, the Fund outperformed the broad market, as measured by the S&P 500 Index, but underperformed the S&P Utility Index, which consists of only domestic electric utilities.

For about half of the measured period of performance, the influence of new money into dividend-yielding stocks was fairly significant. Since Congress enacted President Bush's proposed legislation to reduce the maximum income tax rate on qualified dividends from 35% to 15%, we have seen an increase in demand for companies that pay above-average dividends. For instance, the estimates are that more than $9 billion in new money was raised between January and March of 2004 for closed-end funds that specialize in dividends or invest in utility stocks. Of that estimated $9 billion, approximately $4 billion was raised in the month of March alone. All of this has had a direct influence on the utility equity market, particularly for integrated utility stocks. Moreover, we watched the valuation of some of the higher-yielding electric utilities reach new highs in the range of 15 - 16 times earnings compared to a historical range of about 11 - 13 times. Our belief was that these historically high valuation levels were unsustainable given underlying company growth rates in the 2% - 4% range. Once the demand for the securities began to diminish, we believed the stocks would correct and begin trading closer to historically normal relationships. In fact, this is taking place. Consequently, the Fund's underperformance compared to the S&P Utility Index is more the result of short-term trading events rather than a long-term investment strategy.

In the telecommunications area, the Fund's overall performance benefited from the significant outperformance of the wireless sector, including our positions in both AT&T Wireless Services, Inc. and PCS Corp. In addition, the rally in the European telecommunication services companies in early 2004 also benefited the Fund, as we captured some of the gains by reducing positions.

The remainder of the stocks held in the portfolio added further diversification. More specifically, our holdings in a coal company and in some natural gas companies have been making positive contributions given that electric utilities need these resources to fuel their plants. In many cases, fuel is a direct pass-through to the end consumer; therefore, the utility does not have to absorb the cost of fuel. Remaining holdings in the Fund include local natural gas distribution companies. They add dividend yields that are, for the most part, in the 3% range but that have growth of 3% or higher. These companies tend to be regulated and can pass higher fuel costs on to customers.

What changes were made to the portfolio during the period?

In terms of portfolio diversification, there was basically no change in the telecommunications sector. However, our weighting in electric utilities declined and our exposure to the subsector of multi-utilities and unregulated power increased. The media category decreased in importance and the oil and gas sector increased in importance. In the Fund's ten largest holdings, Public Service Enterprise Group Incorporated was replaced with TXU Corporation. The ten largest holdings represented 29.7% of the Fund's net assets as of May 31, 2004, a decline from 31.6% at the end of November 2003.

We reduced our position in Public Service Enterprise Group based solely on valuation. However, we retained a position in the company given its above-average yield and longer-term positive fundamental outlook. We increased our weighting in TXU as it became clearer that the company was pursuing a new chief executive officer who could have the ability to move the company forward in the current environment. The sale of Comcast Corporation reduced our exposure to the media sector. We originally bought Comcast as a competitor to the large incumbent telecommunications companies. New technology would have resulted in Comcast being a strong competitor in the telecommunications space.


4   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Unfortunately, the management of Comcast decided to pursue a strategy that involved being more content driven, as the company made an unsolicited bid for Disney Corp. We did not buy Comcast to own television networks or theme parks, so we sold our shares at a modest gain.

The reduction in the Fund's exposure to electric utilities and the increase in our position in multi-utilities and unregulated power were primarily the result of trimming positions in the more traditional electric utilities. The approximately $9 billion that came into the higher-dividend-paying stocks provided us with a good opportunity to sell into strength and reduce some positions where weightings began to exceed our desired level in the portfolio.

Overall, we believe the telecommunication services sector still offers the potential for growth at reasonable valuation levels; thus, there was basically no change in portfolio weighting during the period. As the economy improves and people look for more access lines, whether wireless or wireline, the integrated companies (those with both wireline and wireless) should benefit. The wireless space is in a consolidation phase in the United States and may be in the early stages of consolidation in Europe and the United Kingdom. The bottom line is that pricing appears to be more rational. The cost of acquisition of a new subscriber is holding steady to slightly declining as equipment prices continue to move lower. New technologies that have the potential to compete with the current wireline technology -- cable television, wireless and power lines -- continue to evolve. Wireless remains the strongest competitor to wireline. Wireless offers more convenience to customers, but wireline provides more dependability and quality. Thus, activity in the telecommunication services sector continues to evolve as opposed to revolutionize, and we remain comfortable with the majority of our telecommunications holdings being large cap names and with having the ability to finance new technologies in an effort to help to level the playing field.

How would you characterize the Fund's position at the close of the period?

The portfolio was well diversified within its sectors as of May 31, 2004, with more than 75 positions. We believe the Fund's holdings reflect our risk/reward analysis across the subsectors of the utility and telecommunications sectors and provide a fairly balanced portfolio. We maintain the Fund's largest weighting in domestic electric utility stocks. Our emphasis has been on the lower-yielding names that offer the potential for growth based on underlying fundamentals. We also have emphasized diversity of fuel sources as we have seen both natural gas and coal prices climb to new highs and, therefore, look for companies that have a combination of fuels -- nuclear, natural gas and coal (and, if possible, hydro). Also attractive, in our view, are those companies that have automatic fuel cost pass-through to customers but that are responsible enough to reduce risk of higher fuel costs for customers through careful planning. Lastly, diversification across regions also has been important, particularly in terms of regulatory activity.

The telecommunication services sector was the second-largest weighting in the portfolio during the period. The European telecommunications stocks, which exhibited some positive momentum during the first couple of months in 2004, came under pressure as investors overestimated potential returns. The calendar fourth quarter has never been particularly attractive for the telecommunications area fundamentally, and this past year proved no different. However, we believe we are entering a more favorable environment based on historical results and recent quarterly financials. For that reason, we still believe the European telecommunications area should regain momentum, and fundamentals appear to be intact. Consequently, we maintain our current position.

Turning to the U.S. telecommunication services areas, we believe there is enough going on in terms of regulation to create positive uncertainty and potential opportunity. First, no one can ever predict with certainty how Washington D.C. will respond on any issue during a presidential election year. In our view, the United States cannot afford to have the backbone of the wireline telecommunications system fail or to deteriorate to a level that makes it unusable. Clearly, new technologies are presenting faster, better and cheaper alternatives to the highly capital-intensive fixed line business that currently exists. It will take time for these new technologies to reach all the markets, particularly in rural areas. At some point, wireless revenues will exceed wireline revenue, but we believe that is several years out. Thus, our stock preference in the United States is for the integrated companies such as Verizon Communications, SBC Communications Inc. and BellSouth Corporation.

Kathleen M. Anderson
Vice President and Portfolio Manager

June 18, 2004


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004   5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                         10-Year/
                                                                       6-Month         12-Month      Since Inception
As of May 31, 2004                                                  Total Return     Total Return     Total Return
====================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*          +8.52%          +11.54%         +101.54%
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*          +8.33           +10.99          + 90.26
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*          +8.17           +10.87          + 91.32
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class I Shares*          +8.66           +11.81          +105.59
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                         +6.79           +18.33       +192.63/+184.37
--------------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                                  +9.07           +11.04       + 85.36/+ 81.36
--------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception total returns are for 10 years for Class B and Class I Shares and from 10/21/94 for Class A and Class C Shares.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years and from 10/21/94.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/04                                +11.54%         +7.07%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                              - 0.59          -1.40
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 5/31/04                                     + 7.57          +7.11
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/04                                  +10.99%           +6.99%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                - 1.11            -1.31
--------------------------------------------------------------------------------
Ten Years Ended 5/31/04                                 + 6.64            +6.64
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/04                                  +10.87%           +9.87%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                - 1.10            -1.10
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 5/31/04                                       + 6.99            +6.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/04                                +11.81%         +7.34%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                              - 0.35          -1.16
--------------------------------------------------------------------------------
Ten Years Ended 5/31/04                               + 7.47          +7.04
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004   7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                             Value        Percent of
Country         Industry*                    Shares Held   Common Stocks                               (in U.S. dollars)  Net Assets
====================================================================================================================================
Belgium         Wireless Telecommunication        11,100  +Mobistar SA                                   $    694,004       0.5%
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Belgium                     694,004       0.5
====================================================================================================================================
Canada          Diversified Telecommunication    165,200   BCE Inc.                                         3,287,480       2.6
                Services                          33,000   BCT.Telus Communications Inc.                      567,089       0.4
                                                     224   BCT.Telus Communications Inc. (A Shares)             3,551       0.0
                                                                                                         ---------------------------
                                                                                                            3,858,120       3.0
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                         23,400   EnCana Corp.                                       917,412       0.7
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication        43,500  +Stratos Global Corporation                         345,870       0.3
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Canada                    5,121,402       4.0
====================================================================================================================================
France          Diversified Telecommunication     28,400   France Telecom SA                                  682,862       0.5
                Services
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated     14,200   Veolia Environment                                 379,753       0.3
                Power
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in France                    1,062,615       0.8
====================================================================================================================================
Germany         Diversified Telecommunication    217,000  +Deutsche Telekom AG (Registered Shares)          3,640,957       2.8
                Services
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                45,100   E.On AG                                          3,125,443       2.4
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated     21,800   RWE AG                                             950,372       0.8
                Power
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Germany                   7,716,772       6.0
====================================================================================================================================
Hong Kong       Electric Utilities               620,000  +China Resources Power Holdings Company
                                                           Limited                                            336,096       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Hong Kong                   336,096       0.3
====================================================================================================================================
Italy           Diversified Telecommunication    327,776   Telecom Italia SpA                               1,004,662       0.8
                Services                         494,800   Telecom Italia SpA--RNC                          1,073,104       0.8
                                                                                                         ---------------------------
                                                                                                            2,077,766       1.6
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                56,600   Enel SpA                                           463,776       0.4
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Italy                     2,541,542       2.0
====================================================================================================================================
Japan           Wireless Telecommunication           400   NTT DoCoMo, Inc.                                   752,771       0.6
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Japan                       752,771       0.6
====================================================================================================================================
Mexico          Diversified Telecommunication     35,000   Telefonos de Mexico SA 'L' (ADR)(a)              1,177,400       0.9
                Services
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication        35,200   America Movil, SA de CV 'L' (ADR)(a)             1,233,760       1.0
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Mexico                    2,411,160       1.9
====================================================================================================================================
Portugal        Diversified Telecommunication     61,800   Portugal Telecom SA (Registered Shares)            633,169       0.5
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Portugal                    633,169       0.5
====================================================================================================================================
Spain           Diversified Telecommunication    204,700   Telefonica SA                                    2,969,637       2.3
                Services
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                71,200   Endesa SA                                        1,313,753       1.0
                                                 189,700   Iberdrola SA                                     3,826,895       3.0
                                                                                                         ---------------------------
                                                                                                            5,140,648       4.0
                --------------------------------------------------------------------------------------------------------------------
                Gas Utilities                     72,800   Enagas                                             816,989       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Spain                     8,927,274       6.9
====================================================================================================================================
United Kingdom  Electric Utilities                74,400   Scottish and Southern Energy PLC                   944,630       0.7
                                                 287,400   ScottishPower PLC                                2,089,291       1.6
                                                                                                         ---------------------------
                                                                                                            3,033,921       2.3
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated    113,775   National Grid Group PLC                            901,677       0.7
                Power
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication       105,700   Vodafone Group PLC (ADR)(a)                      2,511,432       2.0
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in the United Kingdom        6,447,030       5.0
                ====================================================================================================================


8   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

                                                                                                              Value       Percent of
Country         Industry*                    Shares Held   Common Stocks                               (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Diversified Telecommunication     48,900   ALLTEL Corporation                            $  2,475,807       1.9%
                Services                          39,040   AT&T Corporation                                   647,283       0.5
                                                 165,300   BellSouth Corporation                            4,125,888       3.2
                                                  42,700   CenturyTel, Inc.                                 1,276,303       1.0
                                                  54,300  +Citizens Communications Company                    689,610       0.5
                                                 151,400   SBC Communications Inc.                          3,588,180       2.8
                                                  56,500   Sprint Corporation                               1,003,440       0.8
                                                 138,800   Verizon Communications                           4,799,704       3.7
                                                                                                         ---------------------------
                                                                                                           18,606,215      14.4
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                28,600   Ameren Corporation                               1,264,120       1.0
                                                  72,700   American Electric Power Company, Inc.            2,309,679       1.8
                                                  65,062   Cinergy Corp.                                    2,440,476       1.9
                                                  96,000   Cleco Corporation                                1,665,600       1.3
                                                  18,400   DTE Energy Company                                 739,864       0.6
                                                  68,900   Edison International                             1,663,246       1.3
                                                  52,800   Entergy Corporation                              2,883,408       2.2
                                                 107,400   Exelon Corporation                               3,576,420       2.8
                                                  17,800   FPL Group, Inc.                                  1,134,750       0.9
                                                  74,200   FirstEnergy Corp.                                2,893,800       2.3
                                                  60,900   NSTAR                                            2,879,352       2.2
                                                  12,100   OGE Energy Corp.                                   296,450       0.2
                                                  23,000  +PG&E Corporation                                   655,500       0.5
                                                  72,700   PPL Corporation                                  3,137,005       2.4
                                                  37,100   Pepco Holdings, Inc.                               682,640       0.5
                                                  49,000   Pinnacle West Capital Corporation                1,974,210       1.5
                                                  31,400   Progress Energy, Inc.                            1,337,954       1.0
                                                  72,000   The Southern Company                             2,082,240       1.6
                                                 100,800   TXU Corporation                                  3,766,896       2.9
                                                  30,100   Wisconsin Energy Corporation                       957,481       0.8
                                                                                                         ---------------------------
                                                                                                           38,341,091      29.7
                --------------------------------------------------------------------------------------------------------------------
                Gas Utilities                     35,400   AGL Resources Inc.                                 998,280       0.8
                                                  65,500   KeySpan Corporation                              2,318,700       1.8
                                                  74,000   New Jersey Resources Corporation                 2,905,980       2.3
                                                  19,900   NiSource Inc.                                      403,174       0.3
                                                  21,000   UGI Corporation                                    673,890       0.5
                                                                                                         ---------------------------
                                                                                                            7,300,024       5.7
                --------------------------------------------------------------------------------------------------------------------
                Media                             43,400  +Cablevision Systems Corporation (Class A)          951,328       0.7
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                   22,500   Peabody Energy Corporation                       1,119,150       0.9
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated     88,700   Constellation Energy Group                       3,391,888       2.6
                Power                             66,837   Dominion Resources, Inc.                         4,208,726       3.3
                                                  35,600   Energy East Corporation                            836,600       0.7
                                                  18,100   Equitable Resources, Inc.                          876,040       0.7
                                                  29,100   National Fuel Gas Company                          731,865       0.6
                                                  32,000   ONEOK, Inc.                                        683,840       0.5
                                                  65,600   Public Service Enterprise Group
                                                           Incorporated                                     2,765,696       2.2
                                                  25,600   Questar Corporation                                938,240       0.7
                                                  41,400   SCANA Corporation                                1,473,012       1.1
                                                                                                         ---------------------------
                                                                                                           15,905,907      12.4
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                          7,400   Devon Energy Corporation                           439,264       0.3
                                                  47,100   EOG Resources, Inc.                              2,516,553       2.0
                                                  11,800   Kinder Morgan, Inc.                                708,000       0.6
                                                                                                         ---------------------------
                                                                                                            3,663,817       2.9
                --------------------------------------------------------------------------------------------------------------------


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004   9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                              Value       Percent of
Country         Industry*                    Shares Held   Common Stocks                               (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Wireless Telecommunication        59,008  +AT&T Wireless Services, Inc.                  $    835,553       0.7%
(concluded)     Services                          24,900  +NII Holdings Inc. (Class B)                        900,633       0.7
                                                  18,700  +Western Wireless Corporation (Class A)             512,006       0.4
                                                                                                         ---------------------------
                                                                                                            2,248,192       1.8
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in the United States        88,135,724      68.5
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks (Cost--$101,111,865)       124,779,559      97.0
                --------------------------------------------------------------------------------------------------------------------

                                             Face Amount   Trust Preferred
====================================================================================================================================
                Electric Utilities            $1,092,450   AES Trust III, 6.75% due 10/15/2029                894,683       0.7
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Trust Preferred (Cost--$657,608)             894,683       0.7
                --------------------------------------------------------------------------------------------------------------------

                                     Beneficial Interest   Short-Term Securities
====================================================================================================================================
                                              $3,129,729   Merrill Lynch Liquidity Series, LLC
                                                           Cash Sweep Series I (b)                          3,129,729       2.4
                --------------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Securities
                                                           (Cost--$3,129,729)                               3,129,729       2.4
====================================================================================================================================
                Total Investments (Cost--$104,899,202)                                                    128,803,971     100.1

                Liabilities in Excess of Other Assets                                                         (83,074)     (0.1)
                                                                                                         ---------------------------
                Net Assets                                                                               $128,720,897     100.0%
                                                                                                         ===========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $(2,011,326)      $23,217

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $(10,479,376)     $ 2,795

      Merrill Lynch Premier Institutional Fund          (4,007,912)     $   900
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


10  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Statement of Assets and Liabilities

As of May 31, 2004
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (identified cost--$101,769,473) ..................................                      $ 125,674,242
                   Investments in affiliated securities, at value
                    (identified cost--$3,129,729) ....................................                          3,129,729
                   Foreign cash (cost--$27,330) ......................................                             27,749
                   Cash ..............................................................                                224
                   Receivables:
                      Dividends ......................................................    $     283,008
                      Interest (including $91 from affiliates) .......................           13,051
                      Capital shares sold ............................................            4,682
                      Securities lending--net ........................................              316           301,057
                                                                                          -------------
                   Prepaid expenses and other assets .................................                             12,599
                                                                                                            -------------
                   Total assets ......................................................                        129,145,600
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Capital shares redeemed ........................................          286,270
                      Investment adviser .............................................           58,520
                      Other affiliates ...............................................           41,661
                      Distributor ....................................................           36,889           423,340
                                                                                          -------------------------------
                      Accrued expenses ...............................................                              1,363
                                                                                                            -------------
                   Total liabilities .................................................                            424,703
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                      $ 128,720,897
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                      $     739,192
                   Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                            359,306
                   Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                            119,008
                   Class I Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                            240,476
                   Paid-in capital in excess of par ..................................                        145,059,301
                   Undistributed investment income--net ..............................    $     549,568
                   Accumulated realized capital losses on investments and foreign
                    currency transactions--net .......................................      (42,252,113)
                   Unrealized appreciation on investments and foreign currency
                    transactions--net ................................................       23,906,159
                                                                                          -------------
                   Total accumulated losses--net .....................................                        (17,796,386)
                                                                                                            -------------
                   Net Assets ........................................................                      $ 128,720,897
                                                                                                            =============
=========================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $65,384,653 and 7,391,924
                    shares outstanding ...............................................                      $        8.85
                                                                                                            =============
                   Class B--Based on net assets of $31,676,953 and 3,593,058
                    shares outstanding ...............................................                      $        8.82
                                                                                                            =============
                   Class C--Based on net assets of $10,400,014 and 1,190,076
                    shares outstanding ...............................................                      $        8.74
                                                                                                            =============
                   Class I--Based on net assets of $21,259,277 and 2,404,759
                    shares outstanding ...............................................                      $        8.84
                                                                                                            =============

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended May 31, 2004
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $81,220 foreign withholding tax) ................                      $   2,185,366
                   Interest (including $23,217 from affiliates) ......................                             61,380
                   Securities lending--net ...........................................                              3,695
                                                                                                            -------------
                   Total income ......................................................                          2,250,441
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $     408,501
                   Account maintenance and distribution fees--Class B ................          138,312
                   Account maintenance fees--Class A .................................           82,105
                   Transfer agent fees--Class A ......................................           56,461
                   Accounting services ...............................................           47,528
                   Account maintenance and distribution fees--Class C ................           44,658
                   Transfer agent fees--Class B ......................................           37,745
                   Professional fees .................................................           32,393
                   Printing and shareholder reports ..................................           25,148
                   Registration fees .................................................           24,387
                   Directors' fees and expenses ......................................           21,945
                   Transfer agent fees--Class I ......................................           19,338
                   Custodian fees ....................................................           18,302
                   Transfer agent fees--Class C ......................................           11,251
                   Pricing fees ......................................................            1,933
                   Other .............................................................           17,599
                                                                                          -------------
                   Total expenses ....................................................                            987,606
                                                                                                            -------------
                   Investment income--net ............................................                          1,262,835
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments--net ...............................................        1,290,001
                      Foreign currency transactions--net .............................           (4,758)        1,285,243
                                                                                          -------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ...............................................        8,799,770
                      Foreign currency transactions--net .............................           (3,798)        8,795,972
                                                                                          -------------------------------
                   Total realized and unrealized gain on investments and foreign
                    currency transactions--net .......................................                         10,081,215
                                                                                                            -------------
                   Net Increase in Net Assets Resulting from Operations ..............                      $  11,344,050
                                                                                                            =============

      See Notes to Financial Statements.


12  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Statements of Changes in Net Assets

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                              May 31,        November 30,
Increase (Decrease) in Net Assets:                                                             2004              2003
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $   1,262,835     $   3,086,211
                   Realized gain (loss) on investments and foreign currency
                    transactions--net ................................................        1,285,243        (2,026,003)
                   Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net ...........................        8,795,972        16,276,582
                                                                                          -------------------------------
                   Net increase in net assets resulting from operations ..............       11,344,050        17,336,790
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ........................................................         (593,800)       (1,089,101)
                      Class B ........................................................         (212,563)       (1,305,449)
                      Class C ........................................................          (66,897)         (222,843)
                      Class I ........................................................         (229,780)         (622,798)
                                                                                          -------------------------------
                   Net decrease in net assets resulting from dividends to shareholders       (1,103,040)       (3,240,191)
                                                                                          -------------------------------
=========================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share transactions       (16,486,905)      (18,877,279)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ......................................       (6,245,895)       (4,780,680)
                   Beginning of period ...............................................      134,966,792       139,747,472
                                                                                          -------------------------------
                   End of period* ....................................................    $ 128,720,897     $ 134,966,792
                                                                                          ===============================
                      * Undistributed investment income--net .........................    $     549,568     $     389,773
                                                                                          ===============================

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                         Class A
                                                           --------------------------------------------------------------
The following per share data and ratios have been derived   For the Six                  For the Year Ended
from information provided in the financial statements.     Months Ended                     November 30,+
                                                              May 31,      ----------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004          2003         2002         2001         2000
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .    $  8.23       $  7.40      $  9.67      $ 11.81      $ 19.17
                                                             ------------------------------------------------------------
                   Investment income--net*** ............        .09           .19          .26          .32          .39
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..................        .61           .85        (2.14)       (1.46)         .68
                                                             ------------------------------------------------------------
                   Total from investment operations .....        .70          1.04        (1.88)       (1.14)        1.07
                                                             ------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............       (.08)         (.21)        (.28)        (.33)        (.41)
                      Realized gain on investments--net .         --            --         (.11)        (.67)       (7.80)
                      In excess of realized gain on
                        investments--net ................         --            --           --           --         (.22)
                                                             ------------------------------------------------------------
                   Total dividends and distributions ....       (.08)         (.21)        (.39)       (1.00)       (8.43)
                                                             ------------------------------------------------------------
                   Net asset value, end of period .......    $  8.85       $  8.23      $  7.40      $  9.67      $ 11.81
                                                             ============================================================
=========================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...       8.52%@       14.26%      (19.83%)     (10.67%)       4.72%
                                                             ============================================================
=========================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................       1.30%*        1.33%        1.26%        1.11%        1.08%
                                                             ============================================================
                   Investment income--net ...............       1.99%*        2.42%        3.13%        2.86%        2.34%
                                                             ============================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period
                    (in thousands) ......................    $65,385       $60,142      $34,038      $36,794      $18,383
                                                             ============================================================
                   Portfolio turnover ...................       4.85%        21.20%       31.16%       45.66%       51.79%
                                                             ============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

                                                                                           Class B
                                                             ----------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                  For the Year Ended
from information provided in the financial statements.       Months Ended                      November 30,
                                                                May 31,      ------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004          2003         2002         2001          2000
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...    $   8.19      $   7.37     $   9.61     $  11.75      $  19.10
                                                               --------------------------------------------------------------
                   Investment income--net*** ..............         .06           .16          .22          .26           .31
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................         .62           .82        (2.13)       (1.47)          .67
                                                               --------------------------------------------------------------
                   Total from investment operations .......         .68           .98        (1.91)       (1.21)          .98
                                                               --------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............        (.05)         (.16)        (.22)        (.26)         (.31)
                      Realized gain on investments--net ...          --            --         (.11)        (.67)        (7.80)
                      In excess of realized gain on
                        investments--net ..................          --            --           --           --          (.22)
                                                               --------------------------------------------------------------
                   Total dividends and distributions ......        (.05)         (.16)        (.33)        (.93)        (8.33)
                                                               --------------------------------------------------------------
                   Net asset value, end of period .........    $   8.82      $   8.19     $   7.37     $   9.61      $  11.75
                                                               ==============================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....        8.33%+       13.47%      (20.16%)     (11.25%)        4.25%
                                                               ==============================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................        1.83%*        1.86%        1.77%        1.63%         1.59%
                                                               ==============================================================
                   Investment income--net .................        1.48%*        2.08%        2.63%        2.40%         1.83%
                                                               ==============================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $ 31,677      $ 41,317     $ 74,822     $147,549      $246,279
                                                               ==============================================================
                   Portfolio turnover .....................        4.85%        21.20%       31.16%       45.66%        51.79%
                                                               ==============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  15

[LOGO] Merrill Lynch Investment Managers

                                                                                           Class C
                                                             --------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                 For the Year Ended
from information provided in the financial statements.       Months Ended                     November 30,
                                                                May 31,      ----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004          2003         2002         2001         2000
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...    $  8.13       $  7.31      $  9.55      $ 11.68      $ 19.04
                                                               ------------------------------------------------------------
                   Investment income--net*** ..............        .06           .15          .21          .25          .28
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................        .60           .83        (2.11)       (1.45)         .69
                                                               ------------------------------------------------------------
                   Total from investment operations .......        .66           .98        (1.90)       (1.20)         .97
                                                               ------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.05)         (.16)        (.23)        (.26)        (.31)
                      Realized gain on investments--net ...         --            --         (.11)        (.67)       (7.80)
                      In excess of realized gain on
                        investments--net ..................         --            --           --           --         (.22)
                                                               ------------------------------------------------------------
                   Total dividends and distributions ......       (.05)         (.16)        (.34)        (.93)       (8.33)
                                                               ------------------------------------------------------------
                   Net asset value, end of period .........    $  8.74       $  8.13      $  7.31      $  9.55      $ 11.68
                                                               ============================================================
===========================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       8.17%+       13.62%      (20.27%)     (11.24%)       4.17%
                                                               ============================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................       1.87%*        1.91%        1.84%        1.69%        1.65%
                                                               ============================================================
                   Investment income--net .................       1.42%*        1.93%        2.55%        2.31%        1.75%
                                                               ============================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $10,400       $10,994      $10,545      $10,194      $11,416
                                                               ============================================================
                   Portfolio turnover .....................       4.85%        21.20%       31.16%       45.66%       51.79%
                                                               ============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Financial Highlights (concluded)

                                                                                           Class I
                                                             --------------------------------------------------------------
The following per share data and ratios have been derived     For the Six                  For the Year Ended
from information provided in the financial statements.       Months Ended                     November 30,+
                                                                May 31,      ----------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004          2003         2002         2001         2000
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...    $  8.22       $  7.39      $  9.66      $ 11.81      $ 19.16
                                                               ------------------------------------------------------------
                   Investment income--net*** ..............        .10           .21          .29          .34          .44
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................        .61           .84        (2.15)       (1.47)         .68
                                                               ------------------------------------------------------------
                   Total from investment operations .......        .71          1.05        (1.86)       (1.13)        1.12
                                                               ------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.09)         (.22)        (.30)        (.35)        (.45)
                      Realized gain on investments--net ...         --            --         (.11)        (.67)       (7.80)
                      In excess of realized gain on
                        investments--net ..................         --            --           --           --         (.22)
                                                               ------------------------------------------------------------
                   Total dividends and distributions ......       (.09)         (.22)        (.41)       (1.02)       (8.47)
                                                               ------------------------------------------------------------
                   Net asset value, end of period .........    $  8.84       $  8.22      $  7.39      $  9.66      $ 11.81
                                                               ============================================================
===========================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       8.66%@       14.54%      (19.64%)     (10.54%)       5.07%
                                                               ============================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................       1.05%*        1.07%        1.00%         .86%         .83%
                                                               ============================================================
                   Investment income--net .................       2.25%*        2.77%        3.39%        3.15%        2.59%
                                                               ============================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $21,259       $22,514      $20,342      $26,700      $32,698
                                                               ============================================================
                   Portfolio turnover .....................       4.85%        21.20%       31.16%       45.66%       51.79%
                                                               ============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


18  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  19

[LOGO] Merrill Lynch Investment Managers

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ............................                .25%                 --
Class B ............................                .25%                .50%
Class C ............................                .25%                .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $   918               $11,764
Class I ............................               $     7               $    75
--------------------------------------------------------------------------------

For the six months ended May 31, 2004, MLPF&S received contingent deferred sales charges of $15,754 and $984, relating to transactions in Class B Shares and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company


20  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004
managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended May 31, 2004, MLIM, LLC received $1,506 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

In addition, MLPF&S received $4,961 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2004.

For the six months ended May 31, 2004 the Fund reimbursed MLIM $1,434 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 2004 were $6,381,397 and $20,503,788, respectively.

Net realized gains (losses) for the period ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)      Appreciation
--------------------------------------------------------------------------------
Long-term investments ..................       $  1,290,001        $ 23,904,769
Foreign currency transactions ..........             (4,758)              1,390
                                               --------------------------------
Total ..................................       $  1,285,243        $ 23,906,159
                                               ================================

As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $23,793,181, of which $26,147,183 related to appreciated securities and $2,354,002 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $105,010,790.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $16,486,905 and $18,877,279 for the six months ended May 31, 2004 and the year ended November 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended May 31, 2004                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            178,630        $  1,566,692
Automatic conversion of shares .........            985,486           8,680,578
Shares issued to shareholders
  in reinvestment of dividends .........             53,235             463,584
                                               --------------------------------
Total issued ...........................          1,217,351          10,710,854
Shares redeemed ........................         (1,136,752)        (10,033,540)
                                               --------------------------------
Net increase ...........................             80,599        $    677,314
                                               ================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            216,661        $  1,692,130
Automatic conversion of shares .........          3,693,671          29,072,360
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            113,083             864,551
                                               --------------------------------
Total issued ...........................          4,023,415          31,629,041
Shares redeemed ........................         (1,311,797)        (10,107,680)
                                               --------------------------------
Net increase ...........................          2,711,618        $ 21,521,361
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended May 31, 2004                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            129,376        $  1,145,507
Shares issued to shareholders
  in reinvestment of dividends .........             18,445             159,639
                                               --------------------------------
Total issued ...........................            147,821           1,305,146
Automatic conversion of shares .........           (989,048)         (8,680,578)
Shares redeemed ........................           (608,148)         (5,369,539)
                                               --------------------------------
Net decrease ...........................         (1,449,375)       $(12,744,971)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            621,416        $  4,832,497
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            133,494           1,004,361
                                               --------------------------------
Total issued ...........................            754,910           5,836,858
Automatic conversion of shares .........         (3,709,417)        (29,072,360)
Shares redeemed ........................         (2,161,611)        (16,426,853)
                                               --------------------------------
Net decrease ...........................         (5,116,118)       $(39,662,355)
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended May 31, 2004                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             62,936        $    546,309
Shares issued to shareholders
  in reinvestment of dividends .........              6,277              53,925
                                               --------------------------------
Total issued ...........................             69,213             600,234
Shares redeemed ........................           (232,066)         (2,034,041)
                                               --------------------------------
Net decrease ...........................           (162,853)       $ (1,433,807)
                                               ================================


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            266,906        $  2,061,541
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             23,270             174,883
                                               --------------------------------
Total issued ...........................            290,176           2,236,424
Shares redeemed ........................           (379,483)         (2,892,318)
                                               --------------------------------
Net decrease ...........................            (89,307)       $   (655,894)
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended May 31, 2004                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            114,753        $    993,784
Shares issued to shareholders
  in reinvestment of dividends .........             22,886             198,951
                                               --------------------------------
Total issued ...........................            137,639           1,192,735
Shares redeemed ........................           (471,569)         (4,178,176)
                                               --------------------------------
Net decrease ...........................           (333,930)       $ (2,985,441)
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            833,742        $  6,478,377
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             72,642             552,101
                                               --------------------------------
Total issued ...........................            906,384           7,030,478
Shares redeemed ........................           (918,697)         (7,110,869)
                                               --------------------------------
Net decrease ...........................            (12,313)       $    (80,391)
                                               ================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the period ended May 31, 2004.

6. Capital Loss Carryforward:

On November 30, 2003, the Fund had a net capital loss carryforward of $43,425,768, of which $40,916,903 expires in 2010 and $2,508,865 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.


22  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kathleen M. Anderson, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

J.P. Morgan Chase Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2004  23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #11693 -- 5/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Utilities and Telecommunications Fund, Inc.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: July 19, 2004